UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 29, 2007

Excelsior Private Equity Fund II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-22277	22-3510108
(Commission File Number)	(IRS Employer Identification No.)
225 High Ridge Road, Stamford, CT	06905
(Address of Principal Executive Offices)	(Zip Code)

(203) 352-4400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

As previously disclosed, on December 11, 2006, Deloitte & Touche LLP (“D&T”) informed the Registrant that D&T is not independent of The Bank of America Corporation, and that, effective upon the closing date of the sale of U.S. Trust Corporation, a wholly-owned subsidiary of The Charles Schwab Corporation, to The Bank of America Corporation, D&T will no longer be able to serve as the Registrant’s Independent Registered Public Accounting Firm and provide any attest services to the Registrant.

On January 29, 2007, the Board of Directors of the Registrant received a letter of resignation from D&T indicating that D&T will no longer serve as the Registrant’s Independent Registered Public Accounting Firm.

The audit reports of D&T on the Registrant’s financial statements as of and for the fiscal years ended October 31, 2006, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended October 31, 2006, 2005 and 2004 and through the date hereof, there were no disagreements between the Registrant and D&T concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreements in connection with its reports; and there were no reportable events as defined in Item 301(a)(1)(iv) of Regulation S-K.

The Registrant provided D&T with a copy of the foregoing disclosures and has filed as an Exhibit hereto the response of D&T to such disclosures.

On January 29, 2007, the Registrant engaged PricewaterhouseCoopers (“PWC”) as the Registrant’s Independent Registered Public Accounting Firm for the fiscal year ending October 31, 2007, replacing the Registrant’s prior Independent Registered Public Accounting Firm. This action was taken pursuant to resolutions of the Board of Directors of the Registrant, including the Directors who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, acting on the recommendation of its Audit Committee.

The Registrant did not consult with PWC during its fiscal years ended October 31, 2006, 2005 and 2004 on the application of accounting principles to a specified transaction, the type of opinion that might be rendered on the Registrant’s financial statements, any accounting, auditing or financial reporting issue, or any item that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-K.

Item 9.01

(d) Exhibits

Exhibit 99.1	Response from Deloitte & Touche LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Excelsior Private Equity Fund II, Inc.
(Registrant)

Date: February 2, 2007	/s/ David R. Bailin
David R. Bailin
Co-Chief Executive Officer

Date: February 2, 2007	/s/ Raghav V. Nandagopal
Raghav V. Nandagopal
Co-Chief Executive Officer

Date: February 2, 2007	/s/ Robert F. Aufenanger
Robert F. Aufenanger
Treasurer
(Principal Financial Officer)